SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

VOYA PRIME RATE TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Voya Prime Rate Trust

(formerly, ING Prime Rate Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

May 14, 2014

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”) of Voya Prime Rate Trust (the “Fund”). The Annual Meeting is scheduled for 1:00 P.M., Local time, on July 2, 2014, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Annual Meeting, shareholders of the Fund will be asked to elect 12 nominees to the Board of Trustees of the Fund (the “Proposal”).

Formal notice of the Annual Meeting appears on the next page followed by the proxy statement (the “Proxy Statement”). The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.

After careful consideration, the Board recommends that you vote “FOR” the Proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than July 1, 2014.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF Annual MEETING OF SHAREHOLDERS

OF

Voya Prime Rate Trust

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for July 2, 2014

To the Shareholders:

NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders (the “Annual Meeting”) of Voya Prime Rate Trust (the “Fund”) is scheduled for 1:00 P.M., Local time on July 2, 2014 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Annual Meeting, shareholders will be asked:

1.	To elect 12 nominees to the Board of Trustees of the Fund (the “Proposal”);

2.	To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the Proposal to be placed before the Annual Meeting.

The Board of Trustees recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on April 4, 2014, are entitled to notice of, and to vote at, the Annual Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Annual Meeting, please complete, sign, and return promptly, but in no event later than July 1, 2014, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Fund or by voting in person at the Annual Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

May 14, 2014

PROXY STATEMENT

MAY 14, 2014

Voya Prime Rate Trust

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Annual Meeting of Shareholders

Scheduled for July 2, 2014

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on July 2, 2014
 This Proxy Statement and Notice of Annual Meeting of Shareholders are
available at: www.proxyvote.com/voya

Introduction

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”) and a Proxy Ballot for Voya Prime Rate Trust (the “Fund”). It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Annual Meeting of Shareholders. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

What proposals will be considered at the Annual Meeting?

At the annual meeting of shareholders (the “Annual Meeting”), shareholders are being asked to approve the election of 12 nominees to the Board of Trustees for the Fund (the “Proposal”).

Who is eligible to vote?

Shareholders holding an investment in shares of the Fund as of the close of business on April 4, 2014 (the “Record Date”) are eligible to vote at the Annual Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•	By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•	By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•	In Person at the Annual Meeting. You can vote your shares in person at the Annual Meeting. If you expect to attend the Annual Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 P.M., Local time on July 1, 2014.

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on July 2, 2014, at 1:00 P.M., Local time, and, if the Annual Meeting is adjourned or postponed, any adjournments or postponements of the Annual Meeting will also be held at the above location. If you expect to attend the Annual Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

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How can I obtain more information about the Fund?

Should you have any questions about the Fund, please contact Shareholder Services toll free at (800) 992-0180. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. Copies of the Fund’s Annual Report for the fiscal year ended February 28, 2014 and the Semi-Annual Report for the period ended August 31, 2013 were previously mailed to shareholders and are available upon request without charge on the Internet at http://www.voyainvestments.com/literature or by contacting the Fund at:

Voya Prime Rate Trust

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Who are the affiliated service providers to the Fund?

Voya Investments, LLC, formerly, ING Investments, LLC, (“Voya Investments” or the “Adviser”) serves as the investment adviser to the Fund and Voya Funds Services, LLC (the “Administrator”), formerly, ING Funds Services, LLC, serves as the administrator to the Funds. Voya Investments Distributor, LLC (the “Distributor”), formerly, ING Investments Distributor, LLC, serves as distributor to the Fund. The principal offices of the Adviser, Administrator, and Distributor are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Voya Investment Management Co. LLC (“Voya IM”), formerly, ING Investment Management Co. LLC, serves as the sub-adviser to the Fund. The principal office of Voya IM is located at 230 Park Avenue, New York, NY 10169.

The Adviser, Administrator, the Distributor, and Voya IM are all indirect, wholly-owned subsidiaries of Voya Financial, Inc. Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”).

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014, ING Groep divested additional shares, reducing its ownership

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interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. Shareholders of the Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operations.

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Proposal One – Election of the Nominees

What is Proposal One?

The Board has nominated 12 individuals (the “Nominees”) for election as Trustees of the Fund. Shareholders are being asked to elect the Nominees as Trustees, each to serve until their death, resignation, or retirement or until his or her successor is duly elected and qualified.

The Nominees include each of the current Trustees of the Board, 11 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Such persons are commonly referred to as “Independent Trustees.” The remaining Nominee is considered an interested person. Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement.

Please read the section entitled “Further Information about the Trustees and Officers” before voting on the Proposal.

Who are the Nominees and what are their qualifications?

Set forth below is pertinent information about each Nominee.

Independent Nominees

Colleen D. Baldwin has been a Trustee of the Fund and a board member of other investment companies in the Voya family of funds since 2007. She also has served as the Chairperson of the Board’s Domestic Equity Funds Investment Review Committee (“DE IRC”) since January 23, 2014 and, prior to that, as Chairperson of the Nominating and Governance Committee since 2009. Ms. Baldwin is currently an Independent Board Director of DSM/Dentaquest and is a member of its Audit and Finance/Investment Review Committees. Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. degree from Pace University.

John V. Boyer has been a Trustee of the Fund and a board member of other investment companies in the Voya family of funds since 2005. He also has served as Chairperson of the Board since January 22, 2014 and prior to that, as Chairperson of the Board’s International/Balanced/Fixed Income Funds Investment Review Committee (“I/B/F IRC”) since 2006. Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt

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Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. degree from Princeton University.

Patricia W. Chadwick has been a Trustee of the Fund and a board member of other investment companies in the Voya family of funds since 2006. She also has served as Chairperson of the Board’s I/B/F IRC since January 23, 2014 and, prior to that, as Chairperson of the Board’s DE IRC since 2007. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of The Royce Funds (since 2009), Wisconsin Energy Corp. (since 2006), and AMICA Mutual Insurance Company (since 1992). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments, and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.

Albert E. DePrince, Jr. has been a Trustee of the Fund since May 21, 2013 and a board member of other investment companies in the Voya family of funds since 1998. Dr. DePrince has been a professor of Economics and Finance at Middle Tennessee State University since 1991. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including 12 years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1999 to 2002 and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, mutual fund performance, and monetary policy.

Peter S. Drotch has been a Trustee of the Fund and a board member of other investment companies in the Voya family of funds since 2007. Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team and where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters. Mr. Drotch is also a

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Director of First Marblehead Corporation (student loans) and Tufts Health Plan (health insurance), a Director of the University of Connecticut Foundation, Inc., and a member of the General Counsel of the Investment Company Institute’s Independent Directors Council. Mr. Drotch holds a B.S. from the University of Connecticut and is a retired Certified Public Accountant.

J. Michael Earley has been a Trustee of the Fund and a board member of other investment companies in the Voya family of funds since 2002. He also has served as Chairperson of the Board’s Audit Committee since 2003. Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992. He also has served on the boards of directors of that company (1992-2009) and as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2002). Mr. Earley has a B.B.A. and a J.D. from the University of Iowa.

Russell H. Jones has been a Trustee of the Fund since May 21, 2013 and a board member of other investment companies in the Voya family of funds since December 2007. He has also served as Chairperson of the Board’s Compliance Committee since January 23, 2014. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.

Patrick W. Kenny has been a Trustee of the Fund and a board member of other investment companies in the Voya family of funds since 2005. He also has served as the Chairperson of the Board’s Nominating and Governance Committee since January 23, 2014 and, prior to that, Chairperson of the Board’s Compliance Committee since 2006. He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm). Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the Voya family of funds (2002-2005). Mr. Kenny holds a B.B.A. from the University of Notre Dame and an M.A. degree from the University of Missouri and is a Certified Public Accountant.

Joseph E. Obermeyer has been a Trustee of the Fund since May 21, 2013 and a board member of other investment companies in the Voya family of funds since 2003. He has also served as the Chairperson of the Board’s Joint

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Investment Review Committee (“Joint IRC”) since January 23, 2014. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, a Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a Trustee of the Fund and a board member of other investment companies in the Voya family of funds since 2006. She also has served as Chairperson of both the Board’s Contracts Committee and Contracts Sub-Committee since 2007 and January 23, 2014, respectively. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002 – May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Roger B. Vincent has been a Trustee of the Fund and a board member of other investment companies in the Voya family of funds since 2002. He also previously served as Chairman of the Board of Trustees from 2007 – January 21, 2014 and, prior to that, as Chairperson of the Contracts Committee and the DE IRC. Mr. Vincent retired in 2011 as President of Springwell Corporation (a corporate finance firm), where he had worked since 1989. He is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006). He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and a member of the bank’s senior executive partnership. He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000), and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the Voya family of funds (1993-2002). Mr. Vincent is a member of the board of the Mutual Fund Directors Forum and a past Director of the National Association of Corporate Directors. Mr. Vincent holds a B.S. from Yale University and an M.B.A from Harvard University.

Interested Nominees

Shaun P. Mathews has been a Trustee of the Fund and a board member of other investment companies in the Voya family of funds since 2007. He also is President and Chief Executive Officer of Voya Investments, LLC (2006 to

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present). Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

For additional information on the Nominees, please see Appendix A.

No Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any the Nominee have an interest materially adverse to the Fund.

If any or all of the Nominees become unavailable due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Fund’s charter documents.

How long will the Trustees serve on the Board?

If elected, each Nominee would serve as a Trustee until the next meeting of shareholders, if any, called for the purpose of electing Trustees or until their death, resignation, or retirement or until a successor is duly elected and qualified. The Independent Trustees have adopted a policy requiring each Independent Trustee to retire, without further action on the part of the Independent Trustee or the Board as of the close of business on December 31 of the calendar year in which such Independent Trustee attains the age of 73 (the “Retirement Date”); provided, however, by vote of a majority of the other Independent Trustees, the Retirement Date for an Independent Trustee may be extended to a later date if, as a result of such retirement, the Trust would be required to hold a meeting of shareholders to appoint a successor or otherwise comply with applicable law, in which case the Independent Trustee shall continue to be a member of the Board until the date of the shareholder meeting or until such time as the shareholder meeting is no longer required (as determined by vote of a majority of the other Independent Trustees). Pursuant to this retirement policy, Dr. DePrince would be expected to retire effective December 31, 2014.

What is the required vote?

Shareholders of the Fund will vote collectively as a single class on the election of each Nominee. The election of each Nominee must be approved by a plurality of the votes cast at the Annual Meeting at which a quorum is present. Shareholders who vote for the Proposal will vote for each Nominee. Those shareholders who wish to withhold their vote on any specific nominee may do so on the Proxy Ballot. Shareholders do not have appraisal rights in connection with the Proposal.

What is the Board’s recommendation?

After consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Trustees, unanimously approved the nomination of each of the Nominees. The Board is recommending that the shareholders vote “FOR” each of the Nominees.

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Further Information about the Trustees and Officers

How is the Board structured?

The Fund is governed by the Fund’s Board, which oversees the Fund’s business and affairs. The Board delegates the day-to-day management of the Fund to the Fund’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to the Fund do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s investment performance.

The Board Leadership Structure and Related Matters

Effective May 21, 2013, the membership of the Boards of Directors/Trustees overseeing the funds in the Voya family of funds were consolidated (the “Consolidation”) so that the same members serve on each board in the Voya family of funds. The Board is now comprised of twelve (12) members, eleven (11) of whom are Independent Trustees. Prior to May 21, 2013, the Board was composed of ten (10) members, eight (8) of whom were Independent Trustees.

The Fund is one of 24 registered investment companies (with a combined total of approximately 164 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s/trust’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently John V. Boyer, serves as the Chairman of the Board of the Fund. The responsibilities of the Chairman of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, Officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Boyer does not hold a position with any firm that is a sponsor of the Fund. The designation of an individual as the Independent Chairman does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a two-day period and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require

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action prior to the next regular meetings. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board believes that its comittee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Fund to review the scope of the Fund’s audit, the Fund financial statements and accounting controls; and (ii) meeting with management concerning these matters, internal audit activities, and other matters. The Audit Committee currently consists of six (6) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Drotch, Earley, Kenny, Obermeyer, and Vincent. Mr. Earley currently serves as Chairperson of the Audit Committee. Ms. Baldwin and Messrs. Drotch, Earley, Kenny, Obermeyer, and Vincent have each been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act. The Audit Committee currently meets regularly five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held five (5) meetings during the fiscal year ended February 28, 2014.

The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held three (3) such additional joint meetings during the fiscal year ended February 28, 2014.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the Fund; (ii) serving as a committee, and in such capacity, to receive, retain, and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Fund; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the

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Compliance Committee and the Board; (vi) making recommendations regarding the role, performance and oversight of the CCO; (vii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available; (viii) overseeing management’s administration of proxy voting; and (ix) overseeing the effectiveness of brokerage usage by the Fund’s adviser or sub-adviser, as applicable, and compliance with regulations regarding the allocation of brokerage for services.

The Compliance Committee currently consists of five (5) Independent Trustees: Dr. DePrince, Mses. Chadwick and Pressler, and Messrs. Boyer and Jones. Mr. Jones currently serves as Chairperson of the Compliance Committee. The Compliance Committee currently meets regularly four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held five (5) meetings during the fiscal year ended February 28, 2014.

The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held three (3) such additional joint meetings during the fiscal year ended February 28, 2014.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Voya funds (including the Fund). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.

As of January 23, 2014, the Contracts Committee currently consists of all eleven (11) of the Independent Trustees of the Board: Dr. DePrince, Mses. Baldwin, Chadwick, and Pressler, and Messrs. Boyer, Drotch, Earley, Jones, Kenny, Obermeyer, and Vincent. Ms. Pressler currently serves as Chairperson of the Contracts Committee. Prior to January 23, 2014, the Contract Committee (the “Prior Contracts Committee”) was made up of eight (8) Independent

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Trustees and met regularly seven (7) times per calendar year and held special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Prior Contracts Committee held six (6) meetings during the fiscal year ended February 28, 2014. It is expected that the Contracts Committee will meet regularly seven (7) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

The Board has established a Contracts Sub-Committee for the purpose of initially reviewing substantially all of the matters to be considered by the Contracts Committee. The Contracts Sub-Committee currently consists of seven (7) Independent Trustees. The following Trustees serve as members of the Contracts Sub-Committee: Dr. DePrince, Mses. Baldwin, Chadwick, and Pressler, and Messrs. Boyer, Obermeyer, and Vincent. Ms. Pressler currently serves as Chairperson of the Contracts Sub-Committee. The Contracts Sub-Committee was newly established on January 23, 2014 did not meet during the fiscal year ended February 28, 2014. It is expected that the Contracts Sub-Committee will meet regularly seven (7) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Investment Review Committees. The Board has established, for all of the funds under its direction, the following three Investment Review Committees: (i) the Joint IRC; (ii) DE IRC; and (iii) the I/B/F IRC. Each of the Investment Review Committees perform the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; and (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds. The Fund is currently monitored by the Joint IRC. Each committee is described below:

The Joint IRC currently consists of eleven (11) Independent Trustees and one (1) Trustee who is an “interested person” of the funds in the Voya family of funds, as defined in 1940 Act (“Interested Trustee”). The following Trustees serve as members of the Joint IRC: Dr. DePrince, Mses. Baldwin, Chadwick, and Pressler, and Messrs. Boyer, Drotch, Earley, Jones, Kenny, Mathews, Obermeyer, and Vincent. Mr. Obermeyer currently serves as Chairperson of the Joint IRC. The Joint IRC was newly established on January 23, 2014 and did not meet during the fiscal year ended February 28, 2014. Prior to January 23, 2014, the Board held joint meetings of the I/B/F IRC and the DE IRC. It is expected that the Joint IRC will meet regularly six (6) times per year.

The DE IRC currently consists of six (6) Independent Trustees. The following Trustees serve as members of the DE IRC: Ms. Baldwin and Messrs. Boyer, Drotch, Jones, Obermeyer, and Vincent. Ms. Baldwin currently serves as Chairperson of the DE IRC. The DE IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended February 28, 2014.

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The I/B/F IRC currently consists of five (5) Independent Trustees and one (1) Interested Trustee. The following Trustees serve as members of the I/B/F IRC: Dr. DePrince, Mses. Chadwick and Pressler and Messrs. Earley, Kenny, and Mathews. Ms. Chadwick currently serves as Chairperson of the I/B/F IRC. The I/B/F IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended February 28, 2014.

The DE IRC and the I/B/F IRC held six (6) additional joint meetings during the fiscal year ended February 28, 2014.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trustee’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

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The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Fund with the SEC.

The Nominating and Governance Committee currently consists of five (5) Independent Trustees. The following Trustees serve as members of the Nominating and Governance Committee: Ms. Baldwin and Messrs. Boyer, Drotch, Jones, and Kenny. Mr. Kenny currently serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee typically meets three (3) times per year and on an as-needed basis. The Nominating and Governance Committee held five (5) meetings during the fiscal year ended February 28, 2014.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Fund is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Fund. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; and (ix) the risk of conflicts of interest affecting ING affiliates in managing the Fund. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund. In addition, many service providers to the Fund have adopted their own policies, procedures, and controls designed to address particular risks to the Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports,

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presentations and other information from Officers of the Trust, including the CCOs for the Trust and its investment adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust. The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by the Fund’s portfolio managers. Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.

What are the Trustees paid for their services?

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board. The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings. The Board may, from time to time, designate other meetings as subject to compensation.

Effective January 1, 2014, the Fund pays each Independent Trustee a pro rata share based on the assets of the Fund, as described below, of: (i) an annual retainer of $230,000; (ii) Mr. Boyer, as Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Jones, Kenny, Obermeyer as Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $30,000, $65,000, $25,000, $25,000, $25,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.

Prior to January 1, 2014, the Fund paid each Independent Trustee a pro rata share based on the assets of the Fund, as described below, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, received an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick, and

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Pressler and Messrs. Earley, Boyer, and Kenny as Chairpersons of Committees of the Board, each received an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000, and $25,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion could from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings, and $2,500 for special telephonic meetings.

The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds managed by the adviser or its affiliates for which the Trustee serve in common as Trustees.

Certain future payment arrangements were in place prior to the Consolidation. More particularly, each Independent Trustee, with the exception of Dr. DePrince and Messrs. Jones and Obermeyer, who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”) if such Trustee: (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled. The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007. The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death or disability. Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

Appendix B details the compensation paid to the Trustees by the Fund and by all funds in the Voya family of funds.

Do the Independent Trustees own shares of the Fund or certain affiliates?

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (“Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund include, in addition to direct ownership of Voya fund shares, ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation

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arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.

Under this Ownership Policy, the initial value of investments in the Voya family of funds that are beneficially owned by a Trustee must equal at least $100,000. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, of becoming a Trustee. A decline in the value of any fund investments will not cause a Trustee to have to make any additional investments under this Ownership Policy. As of December 31, 2013, all Independent Trustees were in compliance with the Ownership Policy.

Investment in funds of the Voya family of funds by the Trustees pursuant to this Ownership Policy are subject to: (i) policies, applied by the funds of the Voya family of funds to other similar investors that are designed to prevent inappropriate market timing trading practices; and (ii) to any provisions of the Code of Ethics for the Voya family of funds that otherwise applies to the Trustees.

As of April 4, 2014, none of the Independent Trustees or their immediate family members owned any shares of the adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Fund (not including registered investment companies).

Appendix C provides the dollar value of all shares of the Fund and of all funds in the Voya family of funds held directly or indirectly by each Independent Trustee as of a recent date.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year. Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meeting.

For fiscal years ended, February 28, 2013 and February 28, 2014, all Trustees except Messrs. Drotch and Mathews attended no fewer than 75% of the total meetings held by the Board or any Committees of which he or she is a member. Mr. Drotch attended 70% of the meetings of the Board for the fiscal year ended February 28, 2014. Mr. Mathews is a member of the I/B/F IRC and attended fewer than 75% of meetings held by this Committee during the fiscal years ended February 28, 2013 and February 28, 2014. During those I/B/F IRC meetings Mr. Mathews did not attend, he was instead in attendance at other Committee meetings of the Board.

Who are the officers of the Fund?

The Fund’s officers are elected by the Board and hold office until they resign, are removed, or are otherwise disqualified to serve. The officers of the Fund,

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together with such person’s position with the Fund and principal occupation for the last five years, are listed in Appendix D.

What are the officers paid for their services?

The Fund does not pay its officers for the services they provide to the Fund. Instead, the officers, who are also officers or employees of Voya Investments, LLC (“Voya Investments” or “Adviser”) or its affiliates, are compensated by Voya Investments or its affiliates.

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General Information about the Proxy Statement

Who is asking for my vote?

The Board is soliciting your vote for the Annual Meeting of the Fund’s shareholders.

How is my proxy being solicited?

Solicitation of proxies is being made primarily by the mailing of the Notice of Annual Meeting of Shareholders, the Proxy Statement, and the Proxy Ballot on or about May 14, 2014. In addition to the solicitation of proxies by mail, employees of Voya Investments, and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Annual Meeting, the shareholder may submit the Proxy Ballot originally sent with the Proxy Statement, attend in person, or vote online by logging on to www.proxyvote.com/voya and following the online directions. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at (800) 992-0180.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Annual Meeting other than the proposals discussed in this Proxy Statement.

Quorum and Tabulation

Each shareholder of the Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional

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share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A majority of shares entitled to vote shall constitute a quorum.

Adjournments

If a quorum is not present at the Annual Meeting, if there are insufficient votes to approve the proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Annual Meeting to permit additional time for the solicitation of proxies, in accordance with the Fund’s organizational documents and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on a proposal.

How many shares are outstanding?

Appendix E sets forth the number of shares of the Fund issued and outstanding as of the Record Date. Shares have no preemptive or subscription rights.

To the knowledge of Voya Investments, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of the Fund, and the officers and Trustees own, as a group, less than 1% of the shares of the Fund.

Appendix F hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the U.S. Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Such persons are required by the SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Fund believes that during the fiscal years ended February 28, 2013 and February 28, 2014, its Reporting Persons complied with all applicable filing requirements.

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Shareholder Communications with the Board of Trustees

Shareholders may send other communications to the Board, a Committee thereof, or an individual Trustee. Such communications should be sent to the Fund’s Secretary at the address on the front of this Proxy Statement.

What is the deadline to submit a proposal for the 2015 Annual Meeting?

It is anticipated that the next annual meeting of the Fund will be held in July 2015, but the exact date, time, and location of such meeting have yet to be determined. Any proposals of shareholders that are intended to be presented at the Fund’s next annual meeting must be in writing and received at the Fund’s principal executive offices no later than January 14, 2014, in order for the proposal to be considered for inclusion in the Fund’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the meeting.

In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws. As the Fund’s bylaws do not contain such an advance notice provision, for the Fund’s 2015 Annual Meeting of shareholders, shareholders must submit to the Fund written notice of a shareholder proposal on or before March 30, 2014.

Who are the Fund’s independent public accountants?

The accounting firm of KPMG LLP (“KPMG”) currently serves as the independent auditor for the Fund. The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Fund for the fiscal years ending February 28, 2013 and February 28, 2014.

As part of its oversight of the Fund’s financial statements, in April 2013, the Audit Committee met to review and discuss with the Adviser and KPMG the Fund’s financial statements for the fiscal year ended February 28, 2013. In April 2014, the Audit Committee similarly reviewed and discussed with the Adviser and KPMG the Fund’s financial statements for the fiscal year ended February 28, 2014. At both meetings, the Audit Committee discussed with KPMG the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee received and reviewed the written disclosures from KPMG pursuant to PCAOB Rule 3526 and discussed KPMG’s independence with KPMG. The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services to assure compliance with the Fund’s and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence.

Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the

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fiscal years ended February 28, 2013 and February 28, 2014, be included in the Fund’s Annual Reports to shareholders. The Audit Committee also recommended the selection of KPMG to serve as independent auditor for the fiscal years ending February 28, 2014 and February 28, 2015.

The fees paid to KPMG for professional audit services during the Fund’s most recent fiscal years ended February 28, 2013 and February 28, 2014, amounts billed for other services rendered by KPMG to the Fund, and the aggregate non-audit fees billed by KPMG for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund for the fiscal years ended February 28, 2013 and February 28, 2014 are described in Appendix G.

All of the services provided by the Fund’s independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee approves: (i) all audit and non-audit services to be rendered to the Fund by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Fund provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether KPMG’s receipt of non-audit fees from the Fund, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Fund is compatible with maintaining the independence of KPMG.

KPMG has advised the Fund that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Fund. Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is the Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine

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the mailing of a proxy statement with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this proxy solicitation?

The Fund will pay the expenses incurred in connection with the Notice of Annual Meeting of Shareholders, Proxy Statement, and the Annual Meeting, including printing, mailing, vote tabulation, legal, and out of pocket expenses.

In order that the presence of a quorum at the Annual Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.
Secretary

May 14, 2014

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

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Appendix A: Nominees

The following table sets forth information concerning the Nominees of the Fund. The address for each Nominee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[2]	Other Board Positions Held by Trustee
Independent Trustees
Colleen D. Baldwin Age: 53	Trustee	10/2007- Present	President, Glantuam Partners, LLC, a business consulting firm (01/ 2009-Present).	164	DSM/Dentaquest, Boston MA (02/2014-Present).

John V. Boyer Age: 60	Chairperson Trustee	1/2014- Present 1/2005- Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008-Present).	164	None.

Patricia W. Chadwick Age: 65	Trustee	1/2006- Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (01/2000-Present).	164	Wisconsin Energy Corporation (06/2006-Present) and The Royce Funds (35 funds) (12/2009-Present).

Albert E. DePrince, Jr. Age: 73	Trustee	05/2013- Present	Professor of Economics and Finance, Middle Tennessee State University (08/1991-Present).	164	None.

Peter S. Drotch Age: 72	Trustee	10/2007- Present	Retired.	164	First Marblehead Corporation (09/2003-Present).

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Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[2]	Other Board Positions Held by Trustee
J. Michael Earley Age: 69	Trustee	2/2002- Present	Retired.	164	None.

Russell H. Jones Age: 70	Trustee	05/2013- Present	Retired.	164	None.

Patrick W. Kenny Age: 71	Trustee		Retired. Formerly, President and Chief Executive Officer, International Insurance Society (06/2001-06/2009).	164	Assured Guaranty Ltd. (04/2004-Present).

Joseph E. Obermeyer Age: 56	Trustee	05/2013- Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (11/1999-Present).	164	None.

Sheryl K. Pressler Age: 63	Trustee		Consultant (May 2001-Present).	164	None.

Roger B. Vincent Age: 68	Trustee		Retired. Formerly, President, Springwell Corporation, a corporate finance firm (03/1989-08/2011).	164	UGI Corporation (02/2006-Present); and UGI Utilities, Inc. (02/2006-Present).

25

Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[2]	Other Board Positions Held by Trustee
Trustee who is an “Interested Person”

Shaun P. Mathews[3] Age: 58	Trustee		President and Chief Executive Officer, Voya Investments, LLC (11/2006-Present).		Voya Capital Corporation, LLC (formerly known as ING Capital Corporation, LLC) and Voya Investments Distributor, LLC (12/2005-Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (03/2006-Present); and Voya Investment Trust Co. (formerly known as ING Investment Trust Co.) (04/2009-Present).

1.	The tenure of each Independent Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73. A majority vote of the Board’s Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

2.	For the purposes of this table, “Voya family of funds” means the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrial and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Natural Resources Equity Income Fund; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the complex is as of March 31, 2014.

3.	Mr. Mathews is deemed to be an “interested person” of the Funds as defined in the 1940 Act because of his current affiliation with any of the Funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

26

Appendix B: Trustee Compensation Table

The following tables have been provided to the Fund by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Independent Trustees for the Fund’s fiscal years ended February 28, 2013 and February 28, 2014 for service on the Board.

Name of Trustee	Aggregate Compensation from the Fund (fiscal year ended February 28, 2014)	Total Compensation from Trust and Fund and Complex Paid to Trustees
Colleen D. Baldwin[1]	$2,823	312,500	[2]
John V. Boyer[1]	$2,848	317,500	[2]
Patricia W. Chadwick	$2,843	317,500	[2]
Albert E. DePrince, Jr.	$1,524	242,731	[3]
Peter S. Drotch	$2,393	265,000	[2]
J. Michael Earley	$2,778	310,000	[2]
Martin J. Gavin[1,4]	$753	125,943	[3]
Russell H. Jones[1]	$1,524	229,078	[3]
Patrick W. Kenny[1]	$2,813	312,500	[2]
Joseph E. Obermeyer[1]	$1,524	238,830	[3]
Sheryl K. Pressler	$3,161	352,500	[2]
Roger B. Vincent	$3,297	367,500	[2]

1.	During the fiscal year ended February 28, 2014, Ms. Baldwin and Messrs. Boyer, Gavin, Kenny, Jones, and Obermeyer deferred $100,000, $20,000, $50,513, $76,208, $35,000, and $21,391, respectively, of their compensation from the Voya family of funds.

2.	Represents compensation from: (1) for the period from May 21, 2013 to February 28, 2014, 169 funds (total funds in the Voya family of funds as of February 28, 2014) and (2) for the period from March 1, 2013 to May 20, 2013, 145 funds (overseen by the Board member prior to the Consolidation).

3.	Represents compensation from: (1) for the period from May 21, 2013 to February 28, 2014, 169 funds (total funds in the Voya family of funds as of February 28, 2014) and (2) for the period from March 1, 2013 to May 20, 2013, 34 funds (overseen by the Board member prior to the Consolidation).

4.	Mr. Gavin resigned as a Trustee, effective September 12, 2013.

Name of Trustee	Aggregate Compensation from the Fund (fiscal year ended February 28, 2013)	Total Compensation from Trust and Fund and Complex Paid to Trustees[1]
Colleen D. Baldwin	$3,468	314,000
John V. Boyer[2]	$3,550	321,500
Patricia W. Chadwick	$3,550	321,500
Peter S. Drotch	$3,192	289,000
J. Michael Earley	$3,468	314,000
Patrick W. Kenny[2]	$3,495	316,500
Sheryl K. Pressler	$3,937	356,500
Roger B. Vincent	$4,103	371,500

1.	Represents compensation from 145 funds (total funds in the Voya family of funds as of February 28, 2013).

2.	During the fiscal year ended February 28, 2013, Messrs. Boyer and Kenny deferred $20,000 and $79,125 respectively, of their compensation from the Voya family of funds.

27

Appendix C: Shares Owned by Trustees

The following table sets forth information regarding the dollar range of equity securities of the Fund and other funds in the Voya family of funds beneficially owned by each Trustee as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Colleen D. Baldwin	$0	Over $100,000[1]
John V. Boyer	$0	Over $100,000 $50,000 - $100,000[1]
Patricia W. Chadwick	$0	Over $100,000
Albert E. DePrince, Jr.	$0	Over $100,000[1]
Peter S. Drotch	$0	Over $100,000
J. Michael Earley	$0	Over $100,000
Russell H. Jones	$0	Over $100,000[1]
Patrick W. Kenny	$0	Over $100,000 Over $100,000[1]
Joseph E. Obermeyer	$0	Over $100,000[1]
Sheryl K. Pressler	$0	Over $100,000[1]
Roger B. Vincent	$0	Over $100,000 Over $100,000[1]
Trustee who is an “Interested Person”
Shaun P. Mathews	$0	Over $100,000 Over $100,000[1]

1.	Held in a 401(k)/deferred compensation account.

28

Appendix D: Officers

Information for each Officer of the Fund is set forth in the table below:

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During the Last Five Years
Shaun P. Mathews Age: 58	President and Chief Executive Officer	11/2006-Present	President and Chief Executive Officer, Voya Investments, LLC (11/2006-Present).

Michael J. Roland Age: 55	Executive Vice President	02/2002-Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (04/2012-Present). Formerly, Chief Compliance Officer of Directed Services LLC, and Voya Investments, LLC (03/2011-12/2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (01/2007-04/2012); and Chief Compliance Officer, Voya Family of Funds (03/2011-02/2012).

Stanley D. Vyner Age: 64	Executive Vice President Chief Investment Risk Officer	08/2003-Present 09/2009-Present	Executive Vice President, Voya Investments, LLC (07/2000-Present) and Chief Investment Risk Officer, Voya Investments, LLC (01/2003-Present).

Kevin M. Gleason Age: 47	Chief Compliance Officer	02/2012 - Present	Senior Vice President, Voya Investments, LLC (02/2012-Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (06/2004-01/2012).

Todd Modic Age: 46	Senior Vice President, Chief/Principal Financial Officer & Assistant Secretary	03/2005-Present	Senior Vice President, Voya Fund Services, LLC (03/2005-Present).

Daniel A. Norman Age: 56	Senior Vice President Treasurer	04/1995-Present 06/1997-Present	Managing Director and Group Head, Voya Investment Management Co. LLC (02/12-Present). Formerly, Senior Vice President and Group Head, Voya Investment Management Co. LLC (01/2000-01/2012).

29

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During the Last Five Years
William H. Rivoir III Age: 63	Senior Vice President & Assistant Secretary	2/2001-Present	Senior Vice President, Voya Investment Management Co. LLC (01/2004-Present).

Kimberly A. Anderson Age: 49	Senior Vice President	11/2003-Present	Senior Vice President, Voya Investments, LLC (10/2003- Present).

Jeffrey A. Bakalar Age: 54	Senior Vice President	11/1999-Present	Senior Vice President, Voya Investment Management Co. LLC (01/2000).

Julius Drelick III Age: 47	Senior Vice President	07/2012-Present	Senior Vice President-Fund Compliance, Voya Funds Services, LLC (06/2012-Present); and Chief Compliance Officer of Directed Services LLC, and Voya Investments, LLC (01/2014-Present). Formerly, Vice President-Platform Product Management and Project Management, Voya Investments, LLC (04/2007-06/2012).

Robert Terris Age: 43	Senior Vice President	05/2006-Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (01/2006-Present).

Elliot A. Rosen Age: 60	Senior Vice President	05/2002-Present	Senior Vice President, Voya Investment Management Co. LLC (02/1999-Present).

Fred Bedoya Age: 41	Vice President	09/2012-Present	Vice President, Voya Funds Services, LLC (03/2012-Present). Formerly, Assistant Vice President-Director, Voya Funds Services, LLC (03/2003-03/2012).

Maria M. Anderson Age: 55	Vice President	09/2004-Present	Vice President, Voya Funds Services, LLC (09/2004-Present).

30

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During the Last Five Years
Lauren D. Bensinger Age: 60	Vice President	02/2003-Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (02/1996-Present); Director of Compliance, Voya Investments, LLC (10/2004-Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (04/2010-Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (08/1995-04/2010).

Robyn L. Ichilov Age: 46	Vice President	05/1999-Present	Vice President, Voya Funds Services, LLC (11/1995-Present) and Voya Investments, LLC (08/1997-Present). Formerly, Treasurer, Voya Family of Funds (11/1999-02/2012).

Jason Kadavy Age: 38	Vice President	09/2012-Present	Vice President, Voya Funds Services, LLC (07/2007-Present).

Kimberly K. Springer Age: 57	Vice President	03/2006-Present	Vice President-Platform Product Management and Product Management, Voya Investments, LLC (07/2012-Present); Vice President, Voya Family of Funds (03/2010-Present); and Vice President, Voya Funds Services, LLC (03/2006-Present). Formerly, Managing Paralegal, Registration Statements (06/2003-07/2012).

Craig Wheeler Age: 45	Vice President	May 2013 - Present	Vice President-Director of Tax, Voya Funds Services, LLC (03/2013-Present). Formerly, Assistant Vice President-Director of Tax, Voya Funds Services, LLC (03/2008-02/2013).

Huey P. Falgout, Jr. Age: 50	Secretary	August 2003-Present	Senior Vice President and Chief Counsel, Voya Family of Funds (March 2010-Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (10/2003-03/2010).

Paul Caldarelli Age: 62	Assistant Secretary	June 2010-Present	Vice President and Senior Counsel, Voya Family of Funds (03/2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/2008-03/2010).

31

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During the Last Five Years
Theresa K. Kelety Age: 51	Assistant Secretary	August 2003-Present	Vice President and Senior Counsel, Voya Family of Funds (03/2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/2008-03/2010).

1.	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

32

Appendix E: Common Shares Outstanding

The following table sets for the Common Shares outstanding for the Fund as of the Record Date.

Fund	Number of Common Shares Outstanding
Voya Prime Rate Trust	147,787,694

33

Appendix F: 5% Beneficial Ownership

Name and Address of Shareholder[1]	Percentage of Fund
Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	95.08

1.	This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances it may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

34

Appendix G: Fees Paid to the Independent Registered Public Accountants

The following table shows fees paid to KPMG for professional audit services during the Fund’s most recent fiscal years ended February 28, 2014 and February 28, 2013, as well as fees billed for other services rendered by KPMG to the Fund.

Audit Fees[1]		Audit-Related Fees[2]		Tax Fees[3]		All Other Fees[4]
2014	2013	2014	2013	2014	2013	2014	2013
$70,500	$65,000	$4,925	$12,000	$7,399	$6,356	$0	$0

1.	Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

2.	Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.

3.	Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

4.	All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The following tables presents: (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended February 28, 2014 and February 28, 2013; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates, by the independent registered public accounting firm for the same time periods.

Aggregate Non-Audit Fees
Registrant/Investment Adviser	2014	2013
Voya Prime Rate Trust	$12,264	$18,356
Voya Investments, LLC[1]	$345,500	$461,250

1.	Includes fees paid by the Adviser and any affiliates of the Adviser that are subsidiaries of Voya Financial, Inc.

35

VOYA CCE-PRX-0514

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona on July 2, 2014

Please detach at perforation before mailing.

PROXY	VOYA PRIME RATE TRUST (formerly, ING Prime Rate Trust) ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 2, 2014	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Prime Rate Trust (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held July 2, 2014 at 1:00 p.m. (Local time), at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for trustee (Proposal 1).

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	PRT_25571_042814

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholders Meeting to Be Held on July 2, 2014.

The Proxy Statement/Prospectus and Notice of Annual Meeting are available at:

www.proxyvote.com/voya

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 14, 2014 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ¢

1.	To elect 12 nominees to the Board of Trustees of the Fund.			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. Colleen D. Baldwin 04. Albert E. DePrince, Jr. 07. Russell H. Jones 10. Sheryl K. Pressler	02. John V. Boyer 05. Peter S. Drotch 08. Patrick W. Kenny 11. Roger B. Vincent	03. Patricia W. Chadwick 06. J. Michael Earley 09. Joseph E. Obermeyer 12. Shaun P. Mathews	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PRT_25571_042814